Exhibit 10.10

May 27, 2020

CONFIDENTIAL

Mr. Geert R. Kersten
Director and Chief Executive Officer
CEL-SCI Corporation
8229 Boone Boulevard, Suite 802
Vienna, Virginia 22182

Re:
Warrant Solicitation Engagement

Dear Geert:

The purpose of this engagement letter (the “Warrant Solicitation Agreement” or “Agreement”)) is to set forth our agreement pursuant to which Dawson James Securities, Inc. (“Dawson”) will act as warrant solicitation agent for the solicitation (the “Solicitation”) of the exercise of outstanding warrants (the “Warrants”) issued by CEL-SCI Corporation (the “Company”). This Warrant Solicitation Agreement sets forth certain conditions and assumptions upon which the Solicitation is premised.

The terms of our agreement are as follows:

1. Engagement. The Company hereby agrees to engage Dawson, for the period beginning on the date hereof (the “Commencement Date”) and ending on the close of business on September 25, 2020, unless extended in writing by the parties (the “Engagement Period”), to act as the Company’s exclusive warrant solicitation agent in connection with the proposed Solicitation. During the Engagement Period, and as long as Dawson is proceeding in good faith with the Solicitation, the Company agrees not to solicit, negotiate with or enter into any agreement with any other solicitation agent with regard to the Warrants.

2. The Solicitation. The Solicitation will consist of the solicitation by Dawson of the holders of the Warrants during the Engagement Period, as directed and requested by the Company. Dawson will act as the warrant solicitation agent subject to, among other matters referred to herein and additional customary conditions, including completion of Dawson’s due diligence examination of the Company .

3. Solicitation Compensation. Pursuant to this Warrant Solicitation Agreement, the Company will pay Dawson a fee consisting of a cash payment equal to 3.5% of the total gross proceeds received by the Company upon the exercise of the Warrants during the Engagement Period, subject the compliance by Dawson of the requirements set forth in FINRA Rule 5110(f)(J) (the “Solicitation Fee”). Dawson reserves the right to reduce such compensation or adjust the terms thereof as specified herein in the event that a determination and/or suggestion will be made by Financial Industry Regulatory Authority (“FINRA”) to the effect that the aggregate compensation is in excess of FINRA rules or that the terms thereof require adjustment; provided, however, the aggregate compensation otherwise to be paid to Dawson by the Company may not be increased above the amounts stated herein without the written approval of the Company.

4. Registration Statement. The Company will, as soon as practicable following the execution of this Warrant Solicitation Agreement, prepare and file with the Securities and Exchange Commission (the “Commission”), a Registration Statement on Form S-1 (the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”) covering the sale of the Company common stock underlying the Warrants (the “Warrant Shares”), which Registration Statement will set forth the terms of the Warrant Solicitation Agreement and Dawson’s role as warrant solicitation agent thereunder. The Registration Statement will be in form reasonably satisfactory to Dawson and counsel to Dawson. The Company will be solely responsible for the contents of the Registration Statement and prospectus contained therein (the “Prospectus” and any Presentation Materials, defined below(collectively the Solicitation Materials) and the Company represents and warrants that the Solicitation Materials will not, during the Engagement Period, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the completion of the foregoing an event occurs that would cause the Solicitation Materials (as supplemented or amended by the Company) to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify Dawson immediately of such event and Dawson will suspend solicitations of the Warrant holders until such time as the Company shall prepare a supplement or amendment to the Solicitation Materials that corrects such statement or omission. Upon execution of this Warrant Solicitation Agreement, the Company will file a copy of this agreement on a Current Report on Form 8-K, which will be incorporated by reference into the Registration Statement.

5. Representations and Warranties of the Company. The Company hereby makes to Dawson each of the representations and warranties set forth in Exhibit A hereto on each date during the Engagement Period. If at any time prior to the completion of the Engagement Period an event occurs that would cause the representations and warranties to longer be true and correct, the Company will notify Dawson immediately of such event and Dawson will suspend solicitations of the Warrant holders until such time as the parties mutually agree to recommence the solicitations.

6. Expenses. The Company will be responsible for and will pay all expenses relating to the Solicitation, including, without limitation:, (a) all FINRA Public Offering filing fees; and (b) the costs of all mailing and printing of the Solicitation documents.

7. Survival. Paragraphs 6, 11, 12, and 13 shall survive the termination of this Warrant Solicitation Agreement.

8. Termination. At the end of the Engagement Period, either party may terminate this Warrant Solicitation Agreement at any time, with or without cause, upon providing written notice thereof, provided, however, that regardless of which party elects to terminate its further participation in the proposed transactions contemplated hereby and the engagement by the Company of Dawson, upon such termination, the Company will reimburse Dawson for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in Paragraph 6 above.

9. No Other Agreements. The Company represents and warrants to Dawson that the entry into this Warrant Solicitation Agreement or any other action of the Company in connection with the proposed Solicitation will not violate any agreement between the Company and any other broker-dealer, underwriter or financial advisor.

10. Information. During the Engagement Period or until the completion of the Solicitation, the Company agrees to cooperate with Dawson and to furnish, or cause to be furnished, to Dawson, any and all information and data concerning the Company, and the Solicitation that Dawson reasonably deems appropriate (the “Information”). The Company will provide Dawson reasonable access during normal business hours from and after the date of execution of this Warrant Solicitation Agreement until the date of the completion of the Solicitation to such Information and Company personnel who maintain such Information. Except as contemplated by the terms hereof or as required by applicable law, Dawson will keep strictly confidential all non-public Information concerning the Company provided to Dawson. No obligation of confidentiality will apply to Information that: (a) is in the public domain as of the date hereof or hereafter enters the public domain without a breach by Dawson, (b) was known or became known by Dawson prior to the Company’s disclosure thereof to Dawson as demonstrated by the existence of its written records, (c) becomes known to Dawson from a source other than the Company, and other than by the breach of an obligation of confidentiality owed to the Company, or (d) is disclosed by the Company to a third party without restrictions on its disclosure.

11. No Third Party Beneficiaries; No Fiduciary Obligations. This Warrant Solicitation Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that Dawson is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Warrant Solicitation Agreement or the retention of Dawson hereunder, all of which are hereby expressly waived. During the course of the Dawson engagement with the Company, Dawson may have in its possession material, non-public information regarding other companies that could potentially be relevant to the Company or the transactions contemplated herein but which cannot be shared due to an obligation of confidence to such other companies.

12. Indemnification, Advancement & Contribution.

(a)           Indemnification. The Company agrees to indemnify and hold harmless Dawson, its affiliates and each person controlling Dawson (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of Dawson, its affiliates and each such controlling person (Dawson, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, provided that the Indemnified Person is a party thereto or is threatened in writing to be made a party thereto, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Solicitation Materials (as from time to time each may be amended and supplemented); (ii) any other materials or information provided to investors by, or with the written approval of, the Company in connection with the Solicitation, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically) (the “Presentation Materials”); or (iii) any application or other document or written communication (collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Warrant Shares under the securities laws thereof or to file for an exemption from such requirement with any state securities commission or agency, any national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information provided to the Company by Dawson in writing specifically for use in the Registration Statement. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Section 12.

(b)           Procedure. Upon receipt by an Indemnified Person of notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Section 12, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 12 or otherwise to such Indemnified Person, except to the extent that such failure to notify shall prejudice the defense of such claim(s) and then only to the extent of such prejudice. The Company shall, if requested by Dawson, assume the defense of any such action (including the employment of counsel selected by the Company, and reasonably satisfactory to Dawson). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense of such claim for the benefit of Dawson and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of Dawson (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination: (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefore). Notwithstanding anything contained herein to the contrary, the Company will only be liable for the fees and expenses of one law firm for all Indemnified Persons.

(c)           Contribution. In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to an Indemnified Person, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to Dawson and any other Indemnified Person, on the other hand, of the matters contemplated by this Section 12 or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and Dawson and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of solicitation fees actually received by Dawson in the Solicitation. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Dawson on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Dawson agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to Dawson on the other hand, of the matters contemplated by this Section 12 shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Solicitation, whether or not such Solicitation is consummated, bears to (b) the solicitation fees paid to Dawson under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11 of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d)            Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Warrant Solicitation Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

13. Governing Law; Venue. This Warrant Solicitation Agreement will be deemed to have been made and delivered in the State of Florida and both the binding provisions of this Warrant Solicitation Agreement and the transactions contemplated hereby and by the Warrant Solicitation Agreement will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Florida, without regard to the conflict of laws principles thereof. Each of Dawson and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Solicitation Agreement and/or the transactions contemplated hereby will be instituted exclusively in the courts located in the Palm Beach County, Florida (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the courts located in Palm Beach County, Florida in any such suit, action or proceeding. Each of Dawson and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agrees that service of process upon the Company mailed by certified mail to the Company’s address will be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon Dawson mailed by certified mail to Dawson’s address will be deemed in every respect effective service process upon Dawson, in any such suit, action or proceeding. Notwithstanding any provision of this Warrant Solicitation Agreement to the contrary, the Company agrees that neither Dawson nor its affiliates, and the respective officers, directors, employees, agents and representatives of Dawson, its affiliates and each other person, if any, controlling Dawson or any of its affiliates, will have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by the Company that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. Dawson will act under this Warrant Solicitation Agreement as an independent contractor with duties to the Company.

If you are in agreement with the foregoing, please sign and return to us one copy of this Warrant Solicitation Agreement. This Warrant Solicitation Agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Very truly yours,

DAWSON JAMES SECURITIES, INC.

By /s/ Robert D. Keyser, Jr.
     Name: Robert D. Keyser, Jr.

     Title: Chief Executive Officer
Accepted and agreed as of
the date first written above:

CEL-SCI CORPORATION

By /s/ Geert Kersten
     Name: Geert Kersten

     Title: Chief Executive Officer

Exhibit A

Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to Dawson as follows:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company (the “Subsidiaries”) are set forth in the documents incorporated by reference into the documents (the “Incorporated Documents”), which were or are filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions (collectively, “Liens”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any other agreement entered into between the Company and the Warrant holders, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the transactions contemplated under the Solicitation Materials (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened (“Proceeding”) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Solicitation Materials and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby and under the Solicitation Materials have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors (the “Board of Directors”) or the Company’s stockholders in connection therewith other than in connection with the Required Approvals (as defined below). This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Solicitation Materials, the issuance and sale of the Warrant Shares (the “Securities”) and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person (as defined below) in connection with the execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Solicitation Materials, other than: (i) the filing with the Commission of a Registration Statement, (ii) filings with the NYSE American and (iii) such filings as are required to be made under applicable state securities laws, if any (collectively, the “Required Approvals”). “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(f) Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the Solicitation Materials, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants.

(g) Capitalization. The capitalization of the Company is as set forth in the Incorporated Documents. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. other than as described in the Incorporated Documents, pursuant to the issuance or exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time any Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Solicitation Materials. Except as a result of the purchase and sale of the Securities or as set forth in the Incorporated Documents, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Warrant holders) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Registration Statement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined below), except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by the Solicitation Materials or disclosed in the Solicitation Materials, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective business, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 trading day prior to the date that such representation is made. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

(j) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement and the transactions contemplated pursuant to the Solicitation Materials or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. Except as set forth in the SEC Reports, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a notice (written or otherwise) of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s) Certain Fees. Except as set forth in the Solicitation Materials, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Solicitation Materials. The Warrant holders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Solicitation Materials.

(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the NYSE American to the effect that the Company is not in compliance with the listing or maintenance requirements of the NYSE American. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(v) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Warrant holders as a result of the Warrant holders and the Company fulfilling their obligations or exercising their rights under this Agreement and the transactions contemplated pursuant to the Solicitation Materials, including without limitation as a result of the Company’s issuance of the Securities and the Warrant holders’ ownership of the Securities.

(w) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Solicitation Materials, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Warrant holders or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Solicitation Materials. The Company understands and confirms that the Warrant holders will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Warrant holders regarding the Company, its business and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(x) Solvency. Based on the consolidated financial condition of the Company as of the date hereof (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the date hereof.

(y) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary (i) has made or filed all United States federal and state income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(z) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(aa) Accountants. The Company’s accounting firm is set forth in the Incorporated Documents. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the year ended September 30, 2020.

(bb) Office of Foreign Assets Control. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(cc) Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(dd) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Solicitation Materials has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ee) Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Solicitation Materials, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(ff) FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company.

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